Exhibit 99.1

RingCentral Announces First Quarter 2017 Results

Software Subscriptions Revenue up 30%

RingCentral Office® ARR up 39%

GAAP Software Subscriptions Gross Margin of 80.5%; Non-GAAP: 81.3%

Belmont, Calif. – April 25, 2017 – RingCentral, Inc. (NYSE: RNG), a leading provider of cloud business communications and collaboration solutions, today announced financial results for the first quarter ended March 31, 2017.

First Quarter Financial Highlights

•	Software subscriptions revenue grew 30% year-over-year to $103.7 million.

•	Total revenue grew 29% year-over-year to $111.8 million.

•	RingCentral Office® annualized exit recurring software subscriptions (ARR) grew 39% year-over-year to $373.0 million.

•	Total annualized exit recurring software subscriptions (ARR) grew 32% year-over-year to $450.8 million.

•	GAAP software subscriptions gross margin was 80.5%, up 1.4 points year-over-year, while Non-GAAP software subscriptions gross margin was 81.3%, up 1.2 points year-over-year.

•	GAAP operating margin was (6.5%), up 0.4 points year-over-year, while Non-GAAP operating margin was 1.9%, up 0.4 points year-over-year.

•	Net monthly subscriptions dollar retention: RingCentral Office® over 100% and overall subscriptions over 99%.

“The first quarter was a great start to the year.” said Vlad Shmunis, RingCentral’s Chairman and CEO. “Our solid results were primarily driven by the momentum we are seeing with mid-market and enterprise customers and with our enterprise reseller partners. The mid-market and enterprise customer segments are now an over $115 million business, growing at over 85% year over year. We continue to put distance between us and the competition as the largest and fastest growing pure-play cloud collaborative communications solutions leader. With this momentum and the very large underpenetrated market, we continue to believe that we will be a $1 billion revenue company by the end of 2020.”

Financial Results for the First Quarter 2017

•	Revenue and Gross Margin: Total revenue was $111.8 million for the first quarter of 2017, up from $86.5 million in the first quarter of 2016, representing 29% growth. Total gross margin was 75.6% for the first quarter of 2017, 0.7% higher compared to 74.9% in the first quarter of 2016.

As of January 1, 2017, RingCentral transitioned from an agency model to a direct phone sales model, under which RingCentral will be recognizing the full sale price and cost of the product instead of receiving a commission for phone sales. Adjusting for the new direct model on a comparable basis, total revenue grew 27% year over year and the total gross margin would have been 1.9% higher year over year.

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•	Net Income (Loss) Per Share: GAAP net loss per share was ($0.10) for the first quarter of 2017 compared with ($0.09) for the first quarter of 2016. Non-GAAP net income per diluted share was $0.03 for the first quarter of 2017, compared with $0.01 per diluted share for the first quarter of 2016.

•	Balance Sheet: Total cash and cash equivalents at the end of the first quarter of 2017 was $149.7 million, compared with $160.4 million at the end of the fourth quarter of 2016. In Q1’17, the Company paid off its debt totaling $14.8 million.

Recent Business Highlights

•	Unveiled the next-generation of our flagship product RingCentral Office, the industry’s first to deliver on the promise of collaborative communications in a single solution. It includes new team messaging, chatbot, AI support, and 40 out-of-the-box integrations.

•	Announced two new real-time analytics capabilities that provide deep levels of insight into the RingCentral Office collaborative communications solution. RingCentral Quality of Service Analytics enables users to anticipate and diagnose voice quality of service issues impacting users globally before they escalate to critical problems and RingCentral Live Reports enables business department leaders to track customer interactions in real time to ensure they are receiving the best customer service.

•	Announced the ability for customers to purchase RingCentral Office across 13 European countries: Austria, Belgium, Denmark, France, Ireland, Italy, Luxembourg, Netherlands, Portugal, Norway, Spain, Sweden, and Switzerland.

•	Extended its communications solutions offering to healthcare organizations by enhancing RingCentral Glip™ team messaging services as part of RingCentral Office as a HIPAA-compliant conduit.

Chief Financial Officer Transition

The Company also announced a transition in its Chief Financial Officer position. Clyde Hosein, who has served as RingCentral’s Chief Financial Officer since August 2013, announced he will be leaving the company at the end of May 2017. Mitesh Dhruv is being promoted to the CFO role. Mr. Dhruv is currently the Company’s SVP of Finance and Strategy and has been with the company since April 2012.

Conference Call Details:

•	What: RingCentral financial results for the first quarter of 2017 and outlook for the second quarter and full year of 2017.

•	When: Tuesday, April 25, 2017 at 1:30PM PT (4:30PM ET).

•	Dial in: To access the call in the United States, please dial (877) 705-6003, and for international callers dial (201) 493-6725. Callers are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.ringcentral.com/ (live and replay).

•	Replay: A replay of the call will be available via telephone for seven days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial (844) 512-2921 from the United States or (412) 317-6671 internationally with recording access code 13658983.

About RingCentral

RingCentral, Inc. (NYSE: RNG) is a leading provider of cloud-based global collaborative communications solutions. More flexible and cost-effective than legacy on-premise systems, RingCentral empowers today’s mobile and distributed workforce to communicate, collaborate, and connect from anywhere, on any device. RingCentral unifies voice, video,

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team messaging and collaboration, conferencing, online meetings, and integrated contact center solutions. RingCentral’s open platform integrates with leading business apps and enables customers to easily customize business workflows. RingCentral is headquartered in Belmont, California and has offices around the world. RingCentral, RingCentral Office, Glip and the RingCentral logo are trademarks of RingCentral, Inc.

Forward-Looking Statements

This press release contains “forward-looking statements,” including but not limited to, statements regarding our future, our GAAP and non-GAAP guidance, our markets and strategic opportunities, our momentum with mid-market and enterprise customers and enterprise reseller partners and expected growth in these segments, our revenue growth and our expectation of reaching $1 billion in revenues by the end of 2020. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: our ability to grow at our expected rate of growth; our ability to add and retain larger and enterprise customers and enter new geographies and markets; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; our ability to compete successfully against existing and new competitors; our ability to enter into and maintain relationships with carriers and other resellers; our ability to manage our expenses and growth; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission; and in other filings we make with the Securities and Exchange Commission from time to time.

All forward-looking statements in this press release are based on information available to RingCentral as of the date hereof, and we undertake no obligation to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

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Non-GAAP Financial Measures

Our reported financial results include certain Non-GAAP financial measures, including Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP software subscriptions gross margin, Non-GAAP net income (loss), and Non-GAAP net income (loss) per diluted share. Non-GAAP operating income (loss) is defined as operating income (loss) excluding share-based compensation, amortization of acquisition intangibles, and acquisition related matters. Non-GAAP operating margin is defined as Non-GAAP operating income (loss) divided by total GAAP revenue. Non-GAAP software subscriptions gross margin is defined as Non-GAAP subscriptions gross profit divided by GAAP subscription revenue. Non-GAAP net income (loss) is defined as net income (loss) excluding stock-based compensation, intercompany remeasurement gains or losses, acquisition related matters and amortization of acquisition intangibles.

We have included Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP software subscriptions gross margin, Non-GAAP net income (loss), and Non-GAAP net income (loss) per diluted share in this press release because they are key measures used by us to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short and long-term operational plans. In particular,the exclusion of certain expenses in calculating Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP software subscriptions gross margin, Non-GAAP net income (loss), and Non-GAAP net income (loss) per diluted share can provide a useful measure for period-to-period comparisons of our core business.

Although Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP software subscriptions gross margin, Non-GAAP net income (loss), and Non-GAAP net income (loss) per diluted share are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures. Reconciliations of the Company’s historical non-GAAP financial measures and key metrics to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release.

Other Measures

Our reported results also include our total annualized exit monthly recurring subscriptions, RingCentral Office® annualized exit monthly recurring subscriptions, and net monthly subscriptions dollar retention. We define our total annualized exit monthly recurring subscriptions as our total monthly recurring subscriptions multiplied by 12. Our total monthly recurring subscriptions equal the monthly value of all customer subscriptions in effect at the end of a given month. We believe this metric is a leading indicator of our anticipated subscriptions revenue. We calculate our RingCentral Office® annualized exit monthly recurring subscriptions in the same manner as we calculate our total annualized exit monthly recurring subscriptions, except that only customer subscriptions from RingCentral Office® customers are included when determining monthly recurring subscriptions for the purposes of calculating this key business metric. We define Dollar Net Change as the quotient of (i) the difference of our Monthly Recurring Subscriptions at the end of a period minus our Monthly Recurring Subscriptions at the beginning of a period minus our Monthly Recurring Subscriptions at the end of the period from new customers we added during the period, (ii) all divided by the number of months in the period. We define our Average Monthly Recurring Subscriptions as the average of the Monthly Recurring Subscriptions at the beginning and end of the measurement period.

Investor Relations Contact:

Pete Lowry, RingCentral

(650) 641-2220

ir@RingCentral.com

Media Contact:

Jennifer Caukin, RingCentral

650-561-6348

Jennifer.caukin@ringcentral.com

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TABLE 1

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	March 31, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents	$149,690	$160,355
Accounts receivable, net	31,325	30,243
Prepaid expenses and other current assets	17,351	15,313

Total current assets	198,366	205,911
Property and equipment, net	34,161	31,994
Goodwill	9,393	9,393
Acquired intangibles, net	1,989	2,244
Other assets	3,025	3,087

Total assets	$246,934	$252,629

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,738	$7,810
Accrued liabilities	51,890	48,322
Current portion of capital lease obligation	—	181
Current portion of long-term debt	—	14,528
Deferred revenue	49,368	45,159

Total current liabilities	105,996	116,000
Long-term debt	—	312
Sales tax liability	3,077	3,077
Other long-term liabilities	3,377	3,199

Total liabilities	112,450	122,588
Stockholders’ equity
Common stock	7	7
Additional paid-in capital	378,521	366,800
Accumulated other comprehensive income	2,768	2,737
Accumulated deficit	(246,812)	(239,503)

Total stockholders’ equity	134,484	130,041

Total liabilities and stockholders’ equity	$246,934	$252,629

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TABLE 2

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
Revenues
Software subscriptions	$103,687	$79,978
Other	8,104	6,560

Total revenues	111,791	86,538

Cost of revenues
Software subscriptions	20,263	16,723
Other	7,043	5,017

Total cost of revenues	27,306	21,740

Gross profit	84,485	64,798
Operating expenses
Research and development	17,087	14,926
Sales and marketing	58,894	41,828
General and administrative	15,805	14,024

Total operating expenses	91,786	70,778

Loss from operations	(7,301)	(5,980)
Other income (expense), net
Interest expense	(79)	(216)
Other income (expense), net	122	(367)

Other income (expense), net	43	(583)

Loss before income taxes	(7,258)	(6,563)
Provision for income taxes	51	50

Net loss	$(7,309)	$(6,613)

Net loss per common share
Basic and diluted	$(0.10)	$(0.09)

Weighted-average number of shares used in computing net loss per share
Basic and diluted	74,682	72,114

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TABLE 3

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities
Net loss	$(7,309)	$(6,613)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	3,785	3,377
Share-based compensation	8,935	6,737
Foreign currency remeasurement (gain) loss	(44)	448
Provision for bad debt	289	228
Deferred income taxes	(2)	(4)
Others	98	17
Changes in assets and liabilities:
Accounts receivable	(1,371)	(6,689)
Prepaid expenses and other current assets	(2,038)	444
Other assets	45	4
Accounts payable	(2,224)	(2,430)
Accrued liabilities	4,159	6,927
Deferred revenue	4,209	2,375
Other liabilities	178	(12)

Net cash provided by operating activities	8,710	4,809

Cash flows from investing activities
Purchases of property and equipment	(5,155)	(2,023)
Capitalized internal-use software	(1,640)	(439)

Net cash used in investing activities	(6,795)	(2,462)

Cash flows from financing activities
Proceeds from issuance of stock in connection with stock plans	2,679	281
Repayment of debt	(14,840)	(938)
Repayment of capital lease obligations	(181)	(87)
Taxes paid related to net share settlement of equity awards	(221)	—

Net cash used in financing activities	(12,563)	(744)

Effect of exchange rate changes on cash and cash equivalents	(17)	(117)
Net (decrease) increase in cash and cash equivalents	(10,665)	1,486
Cash and cash equivalents
Beginning of period	160,355	137,588

End of period	$149,690	$139,074

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TABLE 4

RINGCENTRAL, INC.

RECONCILIATION OF OPERATING INCOME (LOSS)

GAAP MEASURES TO NON-GAAP MEASURES

(Unaudited, in thousands)

	Three Months Ended March 31,
	2017	2016
Revenues
Software subscriptions	$103,687	$79,978
Other	8,104	6,560

Total revenues	111,791	86,538

Cost of revenues reconciliation
GAAP Software subscriptions cost of revenues	20,263	16,723
Stock-based compensation	(725)	(634)
Amortization of acquisition intangibles	(151)	(151)

Non-GAAP Software subscriptions cost of revenues	19,387	15,938

GAAP Other cost of revenues	7,043	5,017
Stock-based compensation	(32)	(19)

Non-GAAP Other cost of revenues	7,011	4,998

Gross profit and gross margin reconciliation
Non-GAAP Subscriptions	81.3%	80.1%
Non-GAAP Other	13.5%	23.8%
Non-GAAP Gross profit	76.4%	75.8%
Operating expenses reconciliation
GAAP Research and development	17,087	14,926
Stock-based compensation	(1,859)	(1,638)
Acquisition related matters	(265)	(242)

Non-GAAP Research and development	14,963	13,046

As a % of total revenues non-GAAP	13.4%	15.1%

GAAP Sales and marketing	58,894	41,828
Stock-based compensation	(3,525)	(2,190)
Amortization of acquisition intangibles	(104)	(105)

Non-GAAP Sales and marketing	55,265	39,533

As a % of total revenues non-GAAP	49.4%	45.7%

GAAP General and administrative	15,805	14,024
Stock-based compensation	(2,794)	(2,256)
Acquisition related matters	—	(11)

Non-GAAP General and administrative	13,011	11,757

As a % of total revenues non-GAAP	11.6%	13.6%

Income (loss) from operations reconciliation
GAAP loss from operations	(7,301)	(5,980)
Stock-based compensation	8,935	6,737
Amortization of acquisition intangibles	255	256
Acquisition related matters	265	253

Non-GAAP Income (loss) from operations	$2,154	$1,266

Non-GAAP Operating margin	1.9%	1.5%

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TABLE 5

RINGCENTRAL, INC.

RECONCILIATION OF NET INCOME (LOSS)

GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2017	2016
Net Income (loss) reconciliation
GAAP Net loss	$(7,309)	$(6,613)
Stock-based compensation	8,935	6,737
Amortization of acquisition intangibles	255	256
Acquisition related matters	265	253
Intercompany remeasurement loss	(43)	337

Non-GAAP Net income	$2,103	$970

Basic and diluted net income (loss) per share
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per share	74,682	72,114
Effect of dilutive securities	4,973	3,109

Non-GAAP weighted average shares used in computing non-GAAP net income per share	79,655	75,223

GAAP Net loss per share	$(0.10)	$(0.09)

Non-GAAP Net income per share	$0.03	$0.01

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